SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     November 20, 2006
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                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:


ITEM 8.01. Other Events
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On November 20, 2006, the Registrant issued a press release regarding its intentions to discontinue its almond handling operation at its Gustine, California facility. The Company will continue to process and sell almonds that are purchased from other almond handlers for all of its sales distribution channels. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01.  Financial Statements and Exhibits
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(d)  Exhibits

     The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.


                              SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN B. SANFILIPPO & SON, INC.

Date: November 21, 2006                   By: /s/ Michael J. Valentine
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                                           Michael J. Valentine
                                           Chief Financial Officer and
                                           Group President


                        EXHIBIT INDEX
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Exhibit
Number     Description
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99.1       Press Release dated November 20, 2006